Boston Partners Emerging Markets Dynamic Equity Fund
Schedule of Investments
November 30, 2025 (Unaudited)

RIGHTS - 0.0% (a)	Shares	Value
Taiwan - 0.0%(a)
Unimicron Technology Corp., Expires 01/06/2026, Exercise Price $116.00 (b)(c)	1,173	$-
TOTAL RIGHTS (Cost $2,113)		-

COMMON STOCKS - 0.0% (a)	Shares	Value
Cyprus - 0.0% (a)
Fix Price Group PLC - GDR (b)(c)	21,704	-
TOTAL COMMON STOCKS (Cost $178,289)		-

TOTAL INVESTMENTS - 0.0% (Cost $180,402)		-
Other Assets in Excess of Liabilities - 100.0%		60,092,898
TOTAL NET ASSETS - 100.0%		$60,092,898

Percentages are stated as a percent of net assets.

GDR - Global Depositary Receipt
PLC - Public Limited Company

(a)	Represents less than 0.05% of net assets.
(b)	Non-income producing security.
(c)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of November 30, 2025.

Boston Partners Emerging Markets Dynamic Equity Fund
Schedule of Contracts For Difference
November 30, 2025 (Unaudited)

Reference Entity	Counterparty	Pay/ Receive Reference Entity	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)
DBS Group Holdings Ltd.	Goldman Sachs	Receive	SORA + 1.00%	Termination	12/10/2025	SGD	$5	$4
DETSKY MIR PJSC (a)	Goldman Sachs	Receive	EFFR + 0.85%	Monthly	09/18/2028		0	(158,287)
HeadHunter Group PLC (a)	Morgan Stanley	Receive	EFFR + 0.55%	Monthly	09/23/2026		0	(116,107)
Sberbank of Russia PJSC (a)	Goldman Sachs	Receive	EFFR + 0.96%	Monthly	09/17/2028		0	(1,057)
								(275,447)
								$ 0
Reference Entity	Counterparty	Pay/ Receive Reference Entity	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)
Arabian Contracting Services Co.	J.P. Morgan Securities, Inc.	Pay	EFFR + (0.35)%	Termination	11/12/2027		(13)	4
Espressif Systems Shanghai Co. Ltd.	Morgan Stanley	Pay	EFFR + (0.63)%	Termination	03/29/2028		(19)	(1)
Kum Yang Co. Ltd. (a)	Goldman Sachs	Pay	EFFR + (10.50)%	Termination	11/11/2026		(12,304)	112,011
Ozon Holdings PLC (a)	Goldman Sachs	Pay	EFFR + (0.25)%	Monthly	09/17/2028		0	314,151
PharmaEssentia Corp.	HSBC Bank	Pay	SOFR + (0.40)%	Termination	08/16/2028		0	0
VK IPJSC (a)	Morgan Stanley	Pay	EFFR + (6.50)%	Monthly	09/23/2026		0	140,169
								566,334
Net Unrealized Appreciation (Depreciation)								290,887

There are no upfront payments or receipts associated with contracts for difference in the Fund as of November 30, 2025.

Notional Amount is in USD unless otherwise indicated.

EFFR - Effective Federal Funds Rate was 3.89% as of November 30, 2025.
SOFR - Secured Overnight Financing Rate was 4.12% as of November 30, 2025.
SORA - Singapore Overnight Rate Average was 2.48% as of November 30, 2025.

(a)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $290,880 or 0.5% of net assets as of November 30, 2025.

Summary of Fair Value Disclosure as of November 30, 2025 (Unaudited)

Boston Partners Emerging Markets Dynamic Equity Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Rights	$–	$–	$0	$0
Common Stocks	–	–	0	0
Total Investments	$–	$–	$0	$0

Other Financial Instruments:
Contracts For Difference*	$–	$8	$566,331	$566,339
Total Other Financial Instruments	$–	$8	$566,331	$566,339

Liabilities:
Other Financial Instruments:
Contracts For Difference*	$–	$(1)	$(275,451)	$(275,452)
Total Other Financial Instruments	$–	$(1)	$(275,451)	$(275,452)

* The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of November 30, 2025.

Refer to the Schedule of Investments for further disaggregation of investment categories.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period as compared to the security classifications from the prior year’s annual report.